EXHIBIT 10.2


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
[ERNST & YOUNG LOGO]                            o Ernst & Young Ltd             o Phone   +41 58 286 86 86
Report of the Group Auditor                       Assurance & Advisory            Fax     +41 58 286 86 00
to the Board of Directors                         Business Services Industries    www.ey.com/ch
Syngenta AG, Basel                                Aeschengraben 9
                                                  P.O. Box
                                                  CH-4002 Basel
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Basel, April 11, 2003

Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-101974) pertaining to the Deferred Share Plan and the Executive Stock Option Plan of Syngenta AG of our report dated February 19, 2003, with respect to the consolidated financial statements of Syngenta AG included in the Annual Report (Form 20-F) for the year ended December 31, 2002.


Ernst & Young Ltd


/s/ Conrad Loffel              /s/ Jurg Zurcher
-----------------              ----------------
Conrad Loffel                  Jurg Zurcher
Swiss Certified Accountant     Swiss Certified Accountant
Partner                        Partner